Acquisitions	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about business combination [abstract]
Acquisitions
9. Acquisitions

Acquisition of Barrows

On 6 January 2026, WPP acquired 100% of the issued shares of Barrows North America Inc. (“Barrows”) from an associate of the Group, Retail Capital Holdings Ltd (“RCH”), for net consideration of £57 million, paid in January 2026. The goodwill recognised on acquisition was £52 million, which is attributable to anticipated synergies and will not be deductible for tax purposes. The Group continues to hold a 35% investment in RCH, and in January 2026, WPP received a special dividend of £19 million from RCH following the Barrows transaction.